Other Operating (Income) Expenses	12 Months Ended
Jan. 31, 2022
Text block [abstract]
Other Operating (Income) Expenses
26.	OTHER OPERATING (INCOME) EXPENSES
Details of other operating expenses (income) were as follows:

	Years ended
	January 31, 2022	January 31, 2021
Gain on lease termination (Note 11)	$(8.7)	$—
Foreign exchange (gain) loss on working capital elements	(6.2)	0.6
Loss (gain) on forward exchange contracts	5.9	(0.7)
Net loss (gain) on disposal of property, plant and equipment	1.0	(12.6)
Gain on litigation	—	(4.0)
Restructuring costs	—	37.3
Other	(1.5)	3.7
Total	$(9.5)	$24.3
In the past years, the Company was involved in multiple lawsuits with one of its competitors whereby each party was claiming damages for the alleged infringement of some of its patents. On November 2, 2020, the Company and the competitor reached a global settlement of their disputes under which the court cases that were still active between the parties in the United States and in Canada were dismissed. Following this settlement, the Company reversed, during the year ended January 31, 2021, $4.0 million of provisions recorded in previous fiscal years.
During the year ended January 31, 2021, as a result of the decision to wind-down the production of Evinrude outboard engines, the Company announced the reduction of its global workforce by approximately 650 employees and incurred costs for terminating contracts. An amount of $29.8 million was recorded as restructuring costs related to this initiative.
During the year ended January 31, 2021, as a response to
COVID-19
pandemic, the Company announced cost reduction initiatives which included the reduction of its global workforce and other temporary layoffs. An amount of $7.5 million was recorded as restructuring costs related to this initiative.
During the year ended January 31, 2021, the Company recognized a $12.7 million gain related to the disposal of a property located in the United States.